Jefferies 2012 Global Healthcare Conference June 5, 2012 Exhibit 99.1

Cautionary Statement

This presentation contains "forward-looking statements,” as that term is defined under the Private Securities Litigation
Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “will,”
“may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” "potential" and other words of similar meaning, including statements regarding our estimated revenues and financial projections, our ability to achieve high levels of growth, the potential for our products under development to be game-changing, the potential of our next generation prostate markers to reduce biopsies and increase detection of cancer, our ability to develop a lead Alzheimer’s test and additional diagnostic products, the ability of our Alzheimer’s diagnostic test to distinguish Alzheimer’s disease from other dementias, our ability to develop certain therapeutics, new drugs and vaccines, including for the treatment of genetic diseases, cancers, neurological and metabolic disorders, our ability to develop and commercialize compounds that prevent the progression of neurodegenerative diseases, our ability to develop, test and launch new products, the expected timing of the studies and trials relating to our products under development, the outcome of our clinical trials and validation studies and that such outcomes will support commercialization, the expected size of the market for certain of our products under development, the potential benefits of our products under development, our ability to successfully develop and commercialize our product candidates such as simple blood tests for Alzheimer’s, Neuromylelitis Optica,
Multiple Sclerosis and other neurological disorders, lung, pancreatic, and other cancers and autoimmune diseases, as well as products for other markets such as urology, women’s health, cardiology and infectious disease, our ability to develop and commercialize next generation prostate markers, and the timing of clinical trials and expected U.S. and
European regulatory approvals for our product candidates and the commercial launch of our product candidates, as well as other non-historical statements. These forward-looking statements are only predictions and reflect our views as of the date they were made, and we undertake no obligation to update such statements. Such statements are subject to many risks and uncertainties that could cause our activities or actual results to differ materially from the activities and results anticipated in forward-looking statements, including risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments, general market factors, competitive product development, product availability, federal and state regulations and legislation, delays associated with development of novel technologies, unexpected difficulties and delays in validating and testing product candidates, the regulatory process for new products and indications, manufacturing issues that may arise, the cost of funding lengthy research programs, the need for and availability of additional capital, the possibility of infringing a third party’s patents or other intellectual property rights, the uncertainty of obtaining patents covering our products and processes and in successfully enforcing them against third parties, and the possibility of litigation, among other factors, including all of the risks identified under the heading Risk Factors in our Annual Report on Form 10-K and other filings with the Securities and
Exchange Commission.

Company Overview
Discovery Earlier Clinical Commercial Mid / Late Clinical
Opportunistic pharmaceutical and diagnostics company focused on large, high growth markets:
–
New PLATFORM to develop diagnostic tests for cancer and
neurodegenerative diseases
–
New microfluidics SYSTEM for rapid, lab-quality point of care tests
–
Next generation prostate cancer markers
–
New neuroprotective drugs for neurodegenerative diseases.
–
New drugs based on gene up-regulation, e.g. genetic diseases
–
New drugs for asthma, COPD and cystic fibrosis
–
Emerging markets pharmaceutical business
–
Investments in other hi-tech companies

Cash, cash equivalents and marketable securities of approximately $62 million as of 3/31/2012

Rolapitant Overview

Rolapitant out-licensed to Tesaro in December 2010
Schering-Plough (S-P) divested to OPKO as FTC condition for S-P merger with Merck
Payments of up to $121MM
Double digit tiered royalties
Potentially best-in-class cancer supportive care product
Potent neurokinin-1(NK-1) receptor antagonist for chemotherapy-induced nausea and vomiting (CINV)
Single dose
Rapid onset
Long acting
Phase 3 program initiated following positive Phase 2 results
Efficacy and dose identified in Phase 2 trial (n=454)
Over 1,000 patients and healthy volunteers evaluated in Phase 1 and 2
Well accepted regulatory endpoints and clinical trial designs
Three global Phase 3 studies ongoing; 2 HEC (n=530) and 1 MEC (n=1350) with results expected during second half of 2013
Five-day activity following single oral dose in patients treated with highly emetogenic chemotherapy (HEC)

Rolapitant Market Opportunity

U.S. market opportunity of ~ $1.25 billion
6.6 million annual CINV patient treatments in 2011
NCCN and ASCO guideline recommendations could lead to 70%
penetration by the NK-1 class
Merck - EMEND® currently only NK-1 receptor antagonist on market
EMEND® 2011 global sales - $419 million
Strong IP portfolio with U.S. exclusivity expected through 2028

AntagoNAT
Natural Antisense Transcript Inhibitors

•
Chemically modified single-strand oligonucleotides
•
Up-regulate expression of endogenous proteins
•
Extensive screening of over 400 gene targets
•
Demonstrated  up-regulation of genes related to genetic
diseases, cancer, neurological,metabolic disorders
•
Animal studies confirm increases of
–
Target mRNA
–
Proteins expressed by the target gene
•
8 AntagoNATs have been tested in animals

New Class of Compounds Prevent
Neurodegenerative Disease Progression
• Licensed world-wide rights from The Scripps Research
Institute to novel compounds that inhibit jun-N-terminal
kinases (JNK) (important for neuron survival).
• Lead compound, a small molecule (SR-3306), could be
first drug to protect brain in Parkinson’s disease, MS,
ALS, and AD.
• Current therapies are symptomatic, have untoward side
effects, lose effectiveness over time, or have risks
associated with surgery.
• Inhibition of JNK to treat PD would be paradigm shifting
by preventing neurodegeneration and disease
progression.

Therapeutic Potential of JNK Inhibitors
Orally bioavailable, brain penetrant JNK inhibitors have
shown efficacy in two animal models of Parkinson’s disease
and represent first in class neuroprotective agents for the
treatment of PD
These JNK inhibitors have potential in all neurodegenerative disease including AD, MS, ALS, and stroke

Antigen Surrogate Technology

Foreign Antigen
B Cell Receptor
B Cells
Amplification
10^5-10^6 Synthetic Molecules
(a)
Antigen-binding site
V_H domain
C_L domain
C_H1
V_H domain
Antigen-binding site
V_L domain
C_H2
V_L domain
Carbohydrate chain
Heavy chains
C_H3
IgG antibody
L2
L1
L3
H3
H1
H2

OPKO

9

Second Generation Screening System For Larger Libraries

O
R
N
N
H
H
8

Bead Library (≈ one million compounds)

IgG ligands

Healthy serum sample

Denuded Library (still almost one million compounds)

Disease-specific IgG ligands

Disease serum sample

Denuded Library (still almost one million compounds)

Cleave, spot to microarray

Validate on many samples

Diagnostically Useful Peptoid-IgG Complexes

10

Neuromyelitis Optica (NMO)

- An autoimmune disorder of the CNS where autoantibodies destroy cells in the spinal cord and/or optic nerve.
- Often mis-diagnosed as multiple sclerosis, with serious adverse consequences.
- Autoantibodies recognize AQP4 on the surface of target cells in ≈ 70% of NMO patients. Recruits complement to destroy them.
- No simple blood test. Current diagnostics cumbersome and inefficient. Incapable of detecting ≈ 30% of anti-AQP4 antibody negative patients.

NMO-IgG antibodies
Astrocyte
Demyelinated axon
Complement
Compromised blood-brain barrier
Aquaporin-4 water channels

11

12

Sensitive and Specific Detection of NMO

SH109 SH108

SH106 SH105

Normal Serum #6
No Anti-AQP4 Ab

SH109 SH108

SH106 SH105

NMO Serum #30
Anti-AQP4 Ab Positive

SH109 SH108

SH106 SH105

NMO Serum #74
Anti-AQP4 Ab Negative

Blinded Study of 30 Samples

10/10 Controls

10/10 NMO Anti-AQP4+

8/10 NMO Anti-Aqp4-

OPKO

13

Development of A Commercially Viable ELISA-like Assay

Linker
N
O
O
S
Peptoid
HRP
Colorless substrate
Blue Product

SH 106
3
2.5
2
1.5
1
0.5
0
1:25600
1:6400
1:1600
1:400
NMO
NC
MS

14

Plans - NMO

1. Identify higher affinity derivatives of SH106 and other peptoids. Akin to movement of a screening hit to a drug lead.

2. Complete a blinded study of ≈ 300 patients using the ELISA test to determine diagnostic sensitivity and specificity.

3. Optimize test on both Claros point of care platform and standard central laboratory ELISA platform.

4. Discovery has started on multiple sclerosis. NMO and MS diagnostic tests may be marketed as a package.

OPKO

15

Lung Cancer Screening Protocol

O
R
N
N
H
H
8
(2 million beads)
(~ 300 beads
Removed)
Normal
Non-smoker
Pool of 3 non-smoker serum
samples
Pool of 5 Healthy
Smoker serum samples
Healthy
Smoker
(~ 150 beads
Removed)
LCP6
(70 beads
Removed)
Small Cell
Lung Cancer
Pool of 3 Stage I
SCLC serum samples
Pool of 3 Stage I
Adenocarcinoma serum samples
Adenocarcinoma
Lung Cancer
(50 beads
Removed)
LCP5
(40 beads
Removed)
Squamous Cell
Lung Cancer
Pool of 3 Stage I
Squamous cell serum samples
Library
Recycled for next
disease

OPKO

16

Microarray Validation of LCP6

70000
60000
50000
40000
30000
20000
10000
0
Intensity
Serum Samples
(4)
(4)
(4)
(4)
(2)
(1)
(1)
(1)
(3)
(2)
(1)
(1)
(4)
(4)
(4)
(4)
(1)
(1)
Non-Smokers
Healthy Smokers
NSCLC
Adenocarcinoma
Squamous Cell
Small Cell Carcinoma
(Disease Stage)

OPKO

17

18

19

20

OPKO Diagnostics Platform
Product: Immunoassay System Yielding Rapid Lab-Quality Quantitative
Test Results with Finger-Stick Drop of Blood (OPKO Dx Card)
Technology
Acquired Claros Diagnostics in October 2011
Proprietary Microfluidics and Amplification Chemistry
Pre-loaded Reagents on a Disposable Cassette
Sensitive Single Marker or Multiplex Assays
Inexpensive Analyzer
Initial Target Applications
Urology / CE Mark Approval in Europe / US Clinical Trial Underway
Next Generation Prostate Cancer Markers (4Kscore™)
Specialty Tests:  Vitamin D
OPKO Molecular Diagnostic Tests Applications
Strong IP Portfolio

OPKO Dx Card Technology Applications
Urology
Women’s
Health
Cardiology
Infectious
Disease
Other
Urologist
Office
Ob/Gyn
Office
Emergency
Room
Clinic and
Blood Bank
GP Office
PCa Panel:
• total-PSA
• free-PSA
• Testosterone
• Novel Markers
Panel Tests:
• Pre-term bleed
• Fertility
• Menopause
Cardio Panel:
• CTnI
• BNP
• D-dimer
STD Panel:
• HIV
• Hepatitis B
• Syphilis
Key Tests:
• TSH, T4
• Vitamin D
• Folic Acid
Liquid Sample Capabilities
Whole Blood Semen Spinal Fluid
Serum Saliva Tears
Urine Amniotic Fluid Sweat
GPs

Overview of OPKO Diagnostics Technology
Inexpensive Disposable
Injection-Molded Microfluidics
On-Board Delivery of Multiple Reagents
Multiplex Platform
Robust Signal Detection
Sensitive Proprietary Amplification Chemistry for Microfluidics
Inexpensive Hardware Unit (OPKO Dx Reader)
Reliable Standard Optics
Ease of Use and Safety
No Sample Prep
User-Friendly Sample Introduction
Biohazard Containment
Key Attributes – High Quantitative Performance / Low Cost

Claros

Enter Patient Name
Cassette is loaded
Smith, Ed
A B C D E F DEL
G H I J K L -
M N O P Q R '
S T U V W X 123
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Cancel
Next

J Taylor

Easy to Use 1. Collect Blood 3. Insert into OPKO Dx Reader 2. Snap into Cassette 4. Read Results in less than 10 minutes 24

OPKO Diagnostics
2012 Plans

Urology
U.S. FDA Trial Completion / Filing
Proprietary Next Generation Prostate Markers
Signed license agreement in May, 2012 for launch of OPKO’s novel panel of Kallikrein markers in UK, Ireland, Sweden and Denmark
70 Million WW Tests Per Year $2 Billion Market
Vitamin D
EU Approval Expected in 2012
U.S. Approval Expected in 2013
Complementary Multiplex Panel Potential
100 Million WW Tests Per Year  $5 Billion Market

Next Generation Prostate Markers
(4Kscore™)
•
1.2 Million prostate biopsies performed a year in U.S.
–
750,000 of these are unnecessary
–
Costs in excess of $2.5 billion
•
4Kscore™ combines PSA and two novel kallikrein markers to
provide significantly greater accuracy
–
Tested in over 10,000 patients to predict the probability of cancer-
positive biopsy
–
Can dramatically reduce, up to 60%, of  unnecessary biopsies now performed

OPKO Emerging Markets

OPKO Chile —
Pharma Genexx, S.A.
•
Rapidly growing sales from >100 products
•
Revenues:  $21.5 MM and $18.0 MM for 2011and 2010, respectively
•
Acquired ALS Distribution Limited, the exclusive product distributor of
Arama Laboratories, in April, 2012
•
Estimated 2012 Revenues of $26-$30 MM
OPKO Mexico —
Pharmacos Exakta S.A. de C.V.
•
25 products across a range of therapeutic indications
- Primarily branded ophthalmics, with expanding proprietary focus
•
Acquired in December, 2011
•
Develops and produces high value, high potency active pharmaceutical ingredients
•
FDA registered state of the art facility in Nesher, Israel
•
Revenue  $1.6 MM for the first three months ended March 31, 2012
•
Revenues:  $6.4 and $3.8 MM for year end 2011 and 2010, respectively
OPKO Israel —
Fine Tech Pharmaceuticals, Ltd.

Strategic Investments

CoCrystal
Discovery, Inc. (~16% equity interest*)
–
Founded by Nobel Laureate, Roger Kornberg, Ph.D.
–
New approach to develop broad spectrum anti-viral drugs
–
Development program with Teva for Hepatitis C drug
Sorrento
Therapeutics (~23% equity interest*)
–
New technology to produce human monoclonal antibodies libraries that are more complete and more efficient
Fabrus,
LLC (~13% equity interest*)
–
Next gen technology to identify therapeutic antibody targets
–
Founded by Vaughn Smider, M.D., Ph.D. Scientist at The Scripps Research Institute
Tesaro,
Inc. (~2% equity interest*)
–
Oncology-focused biopharmaceutical company
–
Founded by former executives of MGI Pharma
–
Currently in registration for initial public offering
– Reducer™ for refractory angina undergoing multicenter clinical trial
– Tiara™ pre-clinical novel transcutaneous mitral valve
ChromaDex,
Inc. (~2% equity interest)
–
Dietary supplement BlueScience and antioxidant pterostilbene pTeroPure
–
OPKO distribution rights in Latin America
* As of March 31, 2012
Proprietary technologies with significant upside potential
– Developing innovative vascular devices
Neovasc,
Inc. (~ 4% equity interest*)